SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                      Pursuant to Section 13 or 15 (d) of
                      the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): June 18, 1998
                                                         ---------------

                           FIRST CITIZENS CORPORATION
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


            Georgia                   333-4304             58-2232785
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(State or other jurisdiction of      (Commission        (IRS Employer
        incorporation)                 File No.)     Identification Number)

                   19 Jefferson Street, Newnan, Georgia      30263
              -----------------------------------------  ------------
              (Address of principal executive offices)     (Zip Code)

     Registrant's telephone number, including area code:    (770) 253-5017
     ---------------------------------------------------    --------------

                                 Not Applicable
         -------------------------------------------------------------
         (Former name or former address, if changed since last Report)

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                           FIRST CITIZENS CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT


Item 8. Change in Fiscal Year

         The registrant determined, on June 18, 1998, to change its fiscal year end from March 31st to December 31st. A Form 10-KSB will be filed for the March 31, 1998 fiscal year. A transition report on Form 10-K will be filed for the nine month period ending December 31, 1998.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                      FIRST CITIZENS CORPORATION



Date: July 2, 1998                    By:  /s/ Tom Moat
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                                           Tom Moat
                                           President and Chief Executive Officer